UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

Aspect Communications Corporation

(Exact name of registrant as specified in its charter)

0-18391
(Commission File Number)

California	94-2974062
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

1320 Ridder Park Drive
San Jose, CA 95131
(Address of principal executive offices, with zip code)

(408) 325-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release of Aspect Communications Corporation dated January 22, 2004 (earnings results for fourth quarter and fiscal year 2003).

Item 12. Results of Operations and Financial Conditions.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On January 22, 2004, Aspect Communications Corporation issued a press release of the financial results for the fiscal quarter and fiscal year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspect Communications Corporation

Date: January 22, 2004	By:	/s/ Gary E. Barnett

Gary E. Barnett,
Interim President, and Chief Executive Officer

ASPECT COMMUNICATIONS CORPORATION
INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of Aspect Communications Corporation dated January 22, 2004 (earnings results for fourth quarter and fiscal year 2003).